Exhibit 10.7

*MULT1000*

AMENDMENT

THIS AMENDMENT is made as of the twelfth day of September, 2005, between General Electric Capital Corporation, together with its successors and assigns, if any, and TGC Industries, Inc. in connection with Schedule Number 004 of that certain Master Security Agreement, dated or dated as of October 22, 2004 (“Agreement”). The terms of this Amendment are hereby incorporated into the Agreement as though fully set forth therein. The Agreement is hereby amended as follows:

The first Periodic Installment on the Promissory Note is changed from November 2, 2005 to October 12, 2005.

TERMS USED, BUT NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS GIVEN TO THEM IN THE AGREEMENT. EXCEPT AS EXPRESSLY AMENDED HEREBY, THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by signature of their respective authorized representative set forth below.

SECURED PARTY:		DEBTOR:
General Electric Capital Corporation		TGC Industries, Inc.

By:	/s/ W. Scott Cummins	By:	/s/ Wayne Whitener

Name:	W. Scott Cummins	Name:	Wayne Whitener

Title:	Risk Analyst	Title:	President